Exhibit 99 to Form 8-K

     NOTES TO UNAUDITED PRO FORMA FINANCIAL INFORMATION


     The following unaudited pro forma financial information should be read in conjunction with the historical financial statements contained in Envirodyne's 1997 Annual Report on Form 10-K and the Quarterly Report on Form 10-Q as of June 25, 1998. The following pro forma information is presented for illustrative purposes only and is not necessarily indicative of the operating results or financial position that would have occurred had the disposition of Sandusky Plastics and Clear Shield been consummated in accordance with the assumptions set forth below, nor is it necessarily indicative of future operating results or financial position.

Basis of Presentation

     The unaudited pro forma balance sheet presents the consolidated financial position of Envirodyne assuming the disposition of Clear Shield had been consummated on June 25, 1998. The unaudited pro forma statements of operation for the year ended December 25, 1997 and for the six months ended June 25, 1998 present the consolidated results of operations of Envirodyne assuming that both dispositions had been consummated as of December 26, 1996.

     The sale of Sandusky was completed on June 12, 1998. This transaction was reflected in the June 25, 1998 balance sheet;
therefore, no pro forma adjustments were required to reflect the assets and liabilities involved in this transaction.

Pro Forma Adjustments

Balance Sheet

     The following notes describe the historical and pro forma adjustments found on the accompanying balance sheet.

(1) The amounts included in the Clear Shield column reflect the assets and liabilities involved in the transaction, including cash, receivables, inventories, other current assets, property, plant and equipment, excess reorganization value, accounts payable and other current liabilities and short and long-term debt.

(2)  The amount represents estimated transaction costs.

(3) This pro forma adjustment reflects the pretax proceeds of $140 million from the sale as an immediate reduction in short-term debt. Envirodyne is required to use sale proceeds of $105 million to reduce the aggregate principal amount of its 12% Senior Secured Notes Outstanding together with accrued interest payable and a yield maintenance premium thereon. The date of redemption will be August 24, 1998. The Company estimates that $115.8 million of the proceeds will be used for redemption of the 12% Senior Secured Notes. The remainder of the proceeds, after deducting taxes and transaction expenses, will be used to repay balances outstanding under Envirodyne's Revolving Credit Facility.

(4) Amounts represent the net gain on the sale of Clear Shield and the related increase in deferred taxes at Envirodyne's statutory tax rate.

Statements of Operation

     The following notes describe the historical and pro forma adjustments found on the accompanying statements of operation.

(1) The amounts included in the Clear Shield column on the December 25, 1997 Statement of Operations reflect the operations of the subsidiary, including net sales, cost of sales, selling, general and administrative expenses, and amortization of intangibles and excess reorganization expenses of the business. Income (loss) before income taxes has been tax effected at Envirodyne's statutory tax rate after adjusting for non-deductible excess reorganization amortization. For the June 25, 1998 Statement of Operations, the operations of the subsidiary are reported as Discontinued Operations.

(2) The amounts included in the Sandusky column on the December 25, 1997 Statement of Operations reflect the operations of the subsidiary, including net sales, cost of sales, selling, general and administrative expenses, and amortization of the intangibles of the business. Income (loss) before income taxes has been tax effected at Envirodyne's statutory tax rate. For the June 25, 1998 Statement of Operations, the operations of the subsidiary are reported as Discontinued Operations.

(3) The pro forma adjustment reflects the reduction in interest expense, as a result of $140 million of the proceeds from the Clear Shield sale being used to redeem $105 million of the 12% Senior Secured Notes. Interest expense was calculated using the weighted average interest rate on domestic short-term debt outstanding at the quarter ended June 25, 1998, which approximates the interest rates in effect during the pro forma periods presented.

(4) Income (loss) before income taxes has been tax effected at Envirodyne's statutory tax rate.

               ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
                   UNAUDITED PRO FORMA BALANCE SHEET
                          AS OF JUNE 25, 1998

                                          Envirodyne               Less:             Pro Forma
                                        Industries, Inc.        Clear Shield        Adjustments         Pro Forma
                                        ---------------    ---------------------    -----------        -----------
                                                                     (in thousands)
ASSETS
Current assets:
  Cash and equivalents                      $ 16,574              $   (670)          $(2,000) (2)        $15,244
  Receivables, net                            63,291                 8,129                                55,162
  Inventories                                110,000                13,488                                96,512
  Other current assets                        30,968                   851                                30,117
                                            --------               -------          --------            --------
    Total current assets                     220,833                21,798            (2,000)            197,035

Property, plant and equipment,
  including those under capital lease        595,079                70,674                               524,405
  Less accumulated depreciation
    and amortization                        (168,930)              (15,748)                             (153,182)
                                            --------               -------                              --------
  Property, plant and equipment, net         426,149                54,926                               371,223

Deferred fianancing costs, net                 4,206                                                       4,206
Other assets                                  36,286                   549                                35,737
Excess reorganization value, net             107,392                14,000                                93,392
                                            --------               -------          --------            --------
    Total assets                            $794,866               $91,273           $(2,000)           $701,593
                                            ========               =======           =======            ========
LIABILITIES AND STOCKHOLDERS EQUITY
Current liabilities:
  Short-term debt including current portion
    of long-term debt and obligations
    under capital leases                    $206,330              $    567         $(140,000)  (3)       $65,763
  Accounts payable                            36,324                 5,456                                30,868
  Accrued liabilities                         68,876                 2,734                                66,142
  Current deferred income taxes               10,516                                                      10,516
                                            --------               -------          --------            --------
    Total current liabilities                322,046                 8,757          (140,000)            173,289

Long-term debt including obligations
  under capital leases                       336,734                 1,671                               335,063

Accrued employee benefits                     48,194                                                      48,194
Deferred and noncurrent income taxes          15,922                                  22,164  (4)         38,086

Commitments and contingencies

Stockholders' equity:
  Preferred stock, $.01 par value;
    none outstanding
  Common stock, $.01 par value;
    14,836,444 shares issued
    and outstanding                              148                                                         148
  Paid in capital                            136,609                                                     136,609
  Accumulated (deficit)                      (67,585)                                 34,991  (4)        (32,594)
  Cumulative foreign currency
    translation adjustments                    2,829                                                       2,829
  Unearned restricted stock issued
    for future service                           (31)                                                        (31)
                                            --------                                --------            --------
  Total stockholders' equity                 $71,970                                  34,991            $106,961
                                            --------               -------          --------            --------
  Total liabilities and
    stockholders' equity                    $794,866               $10,428          $(82,845)           $701,593
                                            ========               =======          ========            ========

The accompanying notes are an integral part of the pro forma financial information.

               ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
         UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                FOR FISCAL YEAR ENDED DECEMBER 25, 1997

                                       Envirodyne
                                       Industries,         Less:              Less:          Pro Forma
                                          Inc.          Clear Shield        Sandusky        Adjustments         Pro forma
                                      -------------    --------------    --------------     -----------     ---------------
                                           (in thousands, except number of shares and per share amounts)
NET SALES                                $612,868         $85,916            $28,619                            $498,333

COSTS AND EXPENSES
   Cost of sales                          459,178          64,276             28,158                             366,744
   Selling, general
     and administrative                   108,141          12,606              3,813                              91,722
   Amortization of intangibles
     and excess reorganization
     value                                 15,936           1,333                465                              14,138
   Restructuring charges                    3,500                                                                  3,500
                                         --------        --------           --------                            --------
OPERATING INCOME                           26,113           7,701             (3,817)                             22,229

   Interest income                          1,416                                                                  1,416
   Interest expense                        55,719              71                 31         $(15,000)            40,617
   Other expense (income), net              3,755             491              1,200                               2,064
                                         --------        --------           --------          -------           --------
INCOME (LOSS) BEFORE INCOME TAXES         (31,945)          7,139             (5,048)         15,000             (19,036)

   Income tax provision (benefit)         (22,300)             39                               7,185            (15,154)
                                         --------        --------           --------          -------           --------
NET INCOME (LOSS)                         $(9,645)         $7,100            $(5,048)          $7,815            $(3,882)
                                         ========        ========           ========           ======           ========


WEIGHTED AVERAGE COMMON SHARES         14,617,540                                                             14,617,540
                                       ==========                                                             ==========
PER SHARE AMOUNTS:

NET (LOSS) -
   BASIC AND DILUTED
   EARNINGS PER SHARE                       $(.66)                                                                 $(.27)
                                            =====                                                                  =====

The accompanying notes are an integral part of the pro forma financial information.
/TABLE

                ENVIRODYNE INDUSTRIES, INC. AND SUBSIDIARIES
           UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
                      Six Months Ended June 25, 1998

                                                                     Less:
                                          Envirodyne             Clear Shield              Pro Forma
                                        Industries, Inc.         and Sandusky             Adjustments         Pro Forma
                                        ----------------      ---------------------       -----------         ---------
                                                      (in thousands, except for number of shares and per share amounts)
NET SALES                                   $206,666                                                          $206,666

COSTS AND EXPENSES
  Cost of sales                              152,548                                                           152,548
  Selling, general
    and administrative                        43,649                                                            43,649
  Amortization of intangibles and
    excess reorganization value                6,939                                                             6,939
  Restructuring charges                        1,500                                                             1,500
                                            --------                                                         ---------
OPERATING INCOME                               2,030                                                             2,030

  Interest income                                302                                                               302
  Interest expense                            28,027                                         $(7,500) (3)       20,527
  Other expense (income), net                    466                                                               466
                                            --------                                         -------         ---------
(LOSS) FROM CONTINUING OPERATIONS
  BEFORE INCOME TAXES                        (26,161)                                          7,500           (18,661)

  Income tax provision (benefit)              (8,538)                                          2,925  (4)       (5,613)
                                            --------                                         -------         ---------
NET (LOSS) FROM CONTINUING
  OPERATIONS                                $(17,623)                                          4,575           (13,048)

DISCONTINUED OPERATIONS:
  Income (loss) from operations
    net of income taxes                           56                $    56 (1)(2)                                   0
  (Loss) on sale of discontinued
    operations net of income tax
    benefit of $998                           (1,560)                (1,560) (2)                                     0
                                            --------              ---------                  -------         ---------
  Net income (loss)                         $(19,127)               $(1,504)                  $4,575          $(13,048)
                                            ========                =======                   ======          ========
WEIGHTED AVERAGE
  COMMON SHARES - BASIC                   14,796,136                                                        14,796,136
                                          ==========                                                        ==========
PER SHARE AMOUNTS:

BASIC EARNINGS (LOSS) PER SHARE:

  Continuing Operations                       $(1.19)                                                            $(.88)
  Discontinued Operations:
    Income from operations                       .01                                                               .00
    Loss on sale of
      discontinued operations                   (.11)                                                              .00
                                              ------                                                             -----
Net Income (loss)                             $(1.29)                                                            $(.88)
                                              ======                                                             =====
WEIGHTED AVERAGE
  COMMON SHARES - DILUTED                 15,030,712                                                        15,030,712
                                          ==========                                                        ==========

DILUTED EARNINGS PER SHARE:

  Continuing Operations                       $(1.19)                                                            $(.88)
  Discontinued Operations:
    Income from operations                       .00                                                               .00
    Loss on sale of
      discontinued operations                   (.11)                                                              .00
                                              ------                                                             -----
NET INCOME (LOSS)                             $(1.30)                                                            $(.88)
                                              ======                                                             =====

The accompanying notes are an integral part of the pro forma financial information.